Third Quarter 2020 Financial Summary October 28, 2020 © Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

Important Notices This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Third Quarter 2020 quarterly report. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to our future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial real estate business; our ability to grow our residential credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights ("MSR"); our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including core earnings excluding the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate our non-GAAP metrics, such as core earnings (excluding PAA), or the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. © Copyright 2020 Annaly Capital Management, Inc. All rights reserved. 1

Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended	
		09/30/2020	6/30/2020
Income Statement	GAAP net income (loss) per average common share [1]	$0.70	$0.58
	Core earnings (excluding PAA) per average common share *[1]	$0.32	$0.27
	Annualized GAAP return (loss) on average equity	29.02%	25.84%
	Annualized core return on average equity (excluding PAA)*	13.79%	12.82%
Balance Sheet	Book value per common share	$8.70	$8.39
	Leverage at period-end [2]	5.1x	5.5x
	Economic leverage at period-end [3]	6.2x	6.4x
	Capital ratio at period-end [4]	13.6%	13.0%
Portfolio	Securities	$76,098,985	$77,805,743
	Loans, net	2,788,341	3,972,671
	Mortgage servicing rights	207,985	227,400
	Assets transferred or pledged to securitization vehicles	7,269,402	7,690,451
	Real estate, net	790,597	746,067
	Total residential and commercial investments	$87,155,310	$90,442,332
GAAP Key Statistics	Net interest margin [5]	2.15%	1.89%
	Average yield on interest earning assets [6]	2.70%	2.77%
	Average GAAP cost of interest bearing liabilities [7]	0.60%	0.96%
	Net interest spread	2.10%	1.81%
Non-GAAP Key Statistics	Net interest margin (excluding PAA) *[5]	2.05%	1.88%
	Average yield on interest earning assets (excluding PAA) *[6]	2.86%	3.01%
	Average economic cost of interest bearing liabilities *[7]	0.93%	1.29%
	Net interest spread (excluding PAA) *	1.93%	1.72%
Efficiency	Operating expenses to core earnings (excluding PAA) *[8]	9.54%	15.68%
	Annualized operating expenses as a % of average total assets [8]	0.20%	0.28%
	Annualized operating expenses as a % of average total equity [8]	1.32%	2.01%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

2

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Portfolio-Related Data	Agency mortgage-backed securities	$74,915,167	$76,761,800	$78,456,846	$112,893,367	$114,462,524
	Credit risk transfer securities	411,538	362,901	222,871	531,322	474,765
	Non-agency mortgage-backed securities	717,602	619,840	585,954	1,135,868	1,015,921
	Commercial mortgage-backed securities	54,678	61,202	91,925	273,023	140,851
	Total securities	$76,098,985	$77,805,743	$79,357,596	$114,833,580	$116,094,061
	Residential mortgage loans	$152,959	$1,168,521	$1,268,083	$1,647,787	$1,219,402
	Commercial real estate debt and preferred equity	573,504	618,886	649,843	669,713	611,429
	Corporate debt	2,061,878	2,185,264	2,150,263	2,144,850	2,115,783
	Total loans, net	$2,788,341	$3,972,671	$4,068,189	$4,462,350	$3,946,614
	Mortgage servicing rights	$207,985	$227,400	$280,558	$378,078	$386,051
	Agency mortgage-backed securities transferred or pledged to securitization vehicles	$623,650	$1,832,708	$1,803,608	$1,122,588	$—
	Residential mortgage loans transferred or pledged to securitization vehicles	3,588,679	2,832,502	3,027,188	2,598,374	2,376,731
	Commercial real estate debt investments transferred or pledged to securitization vehicles	2,174,118	2,150,623	1,927,575	2,345,120	2,311,413
	Commercial real estate debt and preferred equity transferred or pledged to securitization vehicles	882,955	874,618	913,291	936,378	—
	Assets transferred or pledged to securitization vehicles	$7,269,402	$7,690,451	$7,671,662	$7,002,460	$4,688,144
	Real estate, net	$790,597	$746,067	$751,738	$725,638	$725,508
	Total residential and commercial investments	$87,155,310	$90,442,332	$92,129,743	$127,402,106	$125,840,378
	Total assets	$89,192,411	$93,458,653	$96,917,274	$130,295,081	$128,956,120
	Average TBA contract and CMBX balances	$20,429,935	$18,628,343	$9,965,142	$6,878,502	$9,248,502
Residential Securities Summary Portfolio Statistics	% Fixed-rate	98%	98%	99%	97%	97%
	% Adjustable-rate	2%	2%	1%	3%	3%
	Weighted average experienced CPR for the period	22.9%	19.5%	13.6%	17.8%	14.6%
	Weighted average projected long-term CPR at period-end	17.1%	18.0%	17.7%	13.9%	16.3%
	Net premium and discount balance in Residential Securities	$3,702,466	$3,679,639	$3,815,149	$5,185,797	$5,262,316
	Net premium and discount balance as % of stockholders' equity	26.11%	26.68%	30.03%	32.84%	34.58%

ANNALY

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

3

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Financing Data	Repurchase agreements	$64,633,447	$67,163,598	$72,580,183	$101,740,728	$102,682,104
	Other secured financing	861,373	1,538,996	1,805,428	4,455,700	4,466,030
	Debt issued by securitization vehicles	6,027,576	6,458,130	6,364,949	5,622,801	3,856,082
	Mortgages payable	507,934	508,565	484,762	485,005	485,657
	Total debt	$72,030,330	$75,669,289	$81,235,322	$112,304,234	$111,489,873
	Total liabilities	$74,997,739	$79,661,050	$84,209,744	$114,498,737	$113,732,416
	Cumulative redeemable preferred stock	$1,982,026	$1,982,026	$1,982,026	$1,982,026	$1,982,026
	Common equity[(1)]	12,200,180	11,811,440	10,721,399	13,809,991	13,237,270
	Total Annaly stockholders' equity	14,182,206	13,793,466	12,703,425	15,792,017	15,219,296
	Non-controlling interests	12,466	4,137	4,105	4,327	4,408
	Total equity	$14,194,672	$13,797,603	$12,707,530	$15,796,344	$15,223,704
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	72	74	48	65	45
	Weighted average rate on repurchase agreements, for the quarter[(2)(3)]	0.44%	0.79%	1.78%	2.09%	2.53%
	Weighted average rate on repurchase agreements, at period-end[(3)]	0.42%	0.49%	1.23%	2.03%	2.48%
	Leverage at period-end	5.1x	5.5x	6.4x	7.1x	7.3x
	Economic leverage at period-end	6.2x	6.4x	6.8x	7.2x	7.7.x
	Capital ratio at period-end	13.6%	13.0%	12.3%	12.0%	11.2%
	Book value per common share	$8.70	$8.39	$7.50	$9.66	$9.21
	Total common shares outstanding	1,402,928	1,407,662	1,430,424	1,430,106	1,437,964
	Hedge ratio[(4)]	48%	40%	19%	75%	73%
	Weighted average pay rate on interest rate swaps, at period-end	0.91%	1.01%	1.63%	1.84%	1.88%
	Weighted average receive rate on interest rate swaps, at period-end	0.48%	0.75%	1.16%	1.89%	2.16%
	Weighted average net rate on interest rate swaps, at period-end	0.43%	0.26%	0.47%	(0.05%)	(0.28%)

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

4

Income Statement Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Summary Income Statement	Total interest income	$562,443	$584,812	$555,026	$1,074,214	$919,299
	Total interest expense	115,126	186,032	503,473	620,058	766,905
	Net interest income	$447,317	$398,780	$51,553	$454,156	$152,394
	Total economic interest expense *(1)	$177,655	$250,593	$517,453	$574,837	$678,439
	Economic net interest income *	$384,788	$334,219	$37,573	$499,377	$240,860
	Total interest income (excluding PAA) *	$596,322	$636,554	$845,748	$990,322	$1,036,451
	Economic net interest income (excluding PAA) *	$418,667	$385,961	$328,295	$415,485	$358,012
	GAAP net income (loss)	$1,015,548	$856,234	($3,640,189)	$1,209,742	($747,169)
	GAAP net income (loss) available (related) to common stockholders (2)	$980,165	$820,693	($3,675,764)	$1,174,165	($783,210)
	GAAP net income (loss) per average common share (2)	$0.70	$0.58	($2.57)	$0.82	($0.54)
	Core earnings (excluding PAA) *	$482,323	$424,580	$330,218	$409,157	$341,931
	Core earnings (excluding PAA) available to common stockholders *(2)	$446,814	$389,071	$294,709	$373,648	$305,780
	Core earnings (excluding PAA) per average common share *(2)	$0.32	$0.27	$0.21	$0.26	$0.21
	PAA cost (benefit)	$33,879	$51,742	$290,722	($83,892)	$117,152

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

5

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Key GAAP Earnings Metrics	Dividends declared per common share	$0.22	$0.22	$0.25	$0.25	$0.25
	Total common and preferred dividends declared [(1)]	$344,684	$345,481	$393,328	$393,203	$396,187
	Annualized GAAP return (loss) on average equity	29.02%	25.84%	(102.17%)	31.20%	(19.32%)
	Annualized GAAP return (loss) on average equity per unit of economic leverage	4.68%	4.04%	(15.03%)	4.33%	(2.51%)
	Net interest margin	2.15%	1.89%	0.18%	1.49%	0.48%
	Average yield on interest earning assets	2.70%	2.77%	1.91%	3.53%	2.89%
	Average GAAP cost of interest bearing liabilities	0.60%	0.96%	1.86%	2.17%	2.58%
	Net interest spread	2.10%	1.81%	0.05%	1.36%	0.31%
Key Non-GAAP Earnings Metrics	Annualized core return on average equity (excluding PAA) *	13.79%	12.82%	9.27%	10.56%	8.85%
	Annualized core return on average equity per unit of economic leverage (excluding PAA) *	2.22%	2.00%	1.36%	1.47%	1.15%
	Net interest margin (excluding PAA) *	2.05%	1.88%	1.18%	1.41%	1.10%
	Average yield on interest earning assets (excluding PAA) *	2.86%	3.01%	2.91%	3.25%	3.26%
	Average economic cost of interest bearing liabilities *	0.93%	1.29%	1.91%	2.01%	2.28%
	Net interest spread (excluding PAA) *	1.93%	1.72%	1.00%	1.24%	0.98%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

6

Components of Economic Net Interest Income * Unaudited, dollars in thousands For the quarters ended   9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Interest income:   Residential Securities $439,502 $457,684 $410,380 $923,653 $784,228   Residential mortgage loans 42,508 42,871 47,557 47,377 37,673   Commercial investment portfolio 80,324 84,208 95,676 97,366 87,946   Reverse repurchase agreements 109 49 1,413 5,818 9,452 Total interest income $562,443 $584,812 $555,026 $1,074,214 $919,299 Economic interest expense: Economic Net Interest Income *   Repurchase agreements $75,386 $136,962 $434,021 $550,283 $699,838   Net interest component of interest rate swaps 62,529 64,561 13,980 (45,221) (88,466)   Debt issued by securitization vehicles 32,491 38,757 42,119 39,099 34,524   Other 7,249 10,313 27,333 30,676 32,543 Total economic interest expense * $177,655 $250,593 $517,453 $574,837 $678,439 Economic net interest income * $384,788 $334,219 $37,573 $499,377 $240,860   PAA cost (benefit) 33,879 51,742 290,722 (83,892) 117,152 Economic net interest income (excluding PAA) * $418,667 $385,961 $328,295 $415,485 $358,012 ______________ * Represents a non-GAAP financial measure. © Copyright 2020 Annaly Capital Management, Inc. All rights reserved. 7

GAAP Net Income to Core Earnings (excluding PAA)* Reconciliation

Unaudited, dollars in thousands

Core Earnings (excluding PAA)* Reconciliation

	For the quarters ended				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
GAAP net income (loss)	$1,015,548	$856,234	($3,640,189)	$1,209,742	($747,169)
Net income (loss) attributable to noncontrolling interests	(126)	32	66	68	(110)
Net income (loss) attributable to Annaly	1,015,674	856,202	(3,640,255)	1,209,674	(747,059)
Adjustments to exclude reported realized and unrealized (gains) losses:					
Realized (gains) losses on termination or maturity of interest rate swaps	427	1,521,732	397,561	4,615	682,602
Unrealized (gains) losses on interest rate swaps	(170,327)	(1,494,628)	2,827,723	(782,608)	326,309
Net (gains) losses on disposal of investments and other	(198,888)	(246,679)	(206,583)	(17,783)	(66,522)
Net (gains) losses on other derivatives	(169,316)	(170,916)	(206,426)	42,312	16,888
Net unrealized (gains) losses on instruments measured at fair value through earnings	(121,255)	(254,772)	730,160	5,636	1,091
Loan loss provision [(1)]	(21,818)	72,544	99,993	7,362	3,504
Other adjustments:					
Depreciation expense related to commercial real estate and amortization of intangibles [(2)]	11,363	8,714	7,934	9,823	9,974
Non-core (income) loss allocated to equity method investments [(3)]	(1,151)	4,218	19,398	(3,979)	4,541
Transaction expenses and non-recurring items [(4)]	2,801	1,075	7,245	3,634	2,622
Income tax effect of non-core income (loss) items	13,890	3,353	(23,862)	(418)	(2,762)
TBA dollar roll income and CMBX coupon income [(5)]	114,092	97,524	44,904	36,901	15,554
MSR amortization [(6)]	(27,048)	(25,529)	(18,296)	(22,120)	(21,963)
Plus:					
Premium amortization adjustment cost (benefit)	33,879	51,742	290,722	(83,892)	117,152
Core earnings (excluding PAA) *	482,323	424,580	330,218	409,157	341,931
Dividends on preferred stock [(7)]	35,509	35,509	35,509	35,509	36,151
Core earnings (excluding PAA) attributable to common stockholders *	$446,814	$389,071	$294,709	$373,648	$305,780

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

8

Quarter-Over-Quarter Changes in Key Metrics Unaudited   For the quarters ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Book value per common share, beginning of period $8.39 $7.50 $9.66 $9.21 $9.33   Net income (loss) available (related) to common stockholders 0.70 0.58 (2.57) 0.82 (0.54)   Other comprehensive income (loss) attributable to common stockholders (0.18) 0.51 0.69 (0.12) 0.66 Book Value Rollforward   Common dividends declared (0.22) (0.22) (0.25) (0.25) (0.25)   Issuance / buyback of common stock / redemption of preferred stock 0.01 0.02 — — 0.01 Other adjustment (1) — — (0.03) — — Book value per common share, end of period $8.70 $8.39 $7.50 $9.66 $9.21 Prior quarter net interest margin 1.89% 0.18% 1.49% 0.48% 0.58% Quarter-over-quarter changes in contribution: Net Interest   Coupon on average interest earning assets (0.17%) 0.03% (0.04%) 0.02% (0.02%) Margin   Net amortization of premiums 0.10% 0.83% (1.58%) 0.62% (0.12%)   GAAP interest expense 0.33% 0.85% 0.31% 0.37% 0.04% Current quarter net interest margin 2.15% 1.89% 0.18% 1.49% 0.48% Prior quarter net interest spread 1.81% 0.05% 1.36% 0.31% 0.32% Quarter-over-quarter changes in contribution: Net Interest   Coupon on average interest earning assets (0.17%) 0.03% (0.04%) 0.02% (0.02%) Spread   Net amortization of premiums 0.10% 0.83% (1.58%) 0.62% (0.12%)   Average GAAP cost of interest bearing liabilities 0.36% 0.90% 0.31% 0.41% 0.13% Current quarter net interest spread 2.10% 1.81% 0.05% 1.36% 0.31% ______________ Detailed endnotes are included within the Appendix at the end of this presentation. © Copyright 2020 Annaly Capital Management, Inc. All rights reserved. 9

Quarter-Over-Quarter Changes in Key Metrics (continued)

Unaudited

		For the quarters ended				
		9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.88%	1.18%	1.41%	1.10%	1.28%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances)	(0.20%)	(0.39%)	(0.14%)	0.08%	0.09%
	Net amortization of premiums (excluding PAA)	0.03%	0.18%	(0.26%)	(0.04%)	(0.20%)
	TBA dollar roll income and CMBX coupon income	0.06%	0.24%	0.03%	0.07%	(0.05%)
	Interest expense and net interest component of interest rate swaps	0.28%	0.67%	0.14%	0.20%	(0.02%)
	Current quarter net interest margin (excluding PAA) *	2.05%	1.88%	1.18%	1.41%	1.10%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.72%	1.00%	1.24%	0.98%	1.07%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	(0.17%)	0.03%	(0.04%)	0.02%	(0.02%)
	Net amortization of premiums (excluding PAA)	0.02%	0.07%	(0.30%)	(0.03%)	(0.20%)
	Average economic cost of interest bearing liabilities	0.36%	0.62%	0.10%	0.27%	0.13%
	Current quarter net interest spread (excluding PAA) *	1.93%	1.72%	1.00%	1.24%	0.98%

* Represents a non-GAAP financial measure.

ANNALY

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

10

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	25.84%	(102.17%)	31.20%	(19.32%)	(45.13%)
	Quarter-over-quarter changes in contribution:					
	Coupon income	(2.71%)	(7.00%)	0.88%	(1.36%)	1.67%
	Net amortization of premiums and accretion of discounts	1.14%	9.08%	(13.00%)	5.29%	(1.46%)
	Interest expense and net interest component of interest rate swaps	2.49%	6.96%	0.30%	2.72%	(0.61%)
	Realized gains (losses) on termination or maturity of interest rate swaps	45.92%	(34.77%)	(11.04%)	17.54%	(13.40%)
	Unrealized gains (losses) on interest rate swaps	(40.24%)	124.48%	(99.56%)	28.62%	23.98%
	Realized and unrealized gains (losses) on investments and other derivatives	(6.31%)	29.20%	(8.12%)	(2.04%)	15.22%
	Loan loss provision	2.70%	0.71%	(2.60%)	(0.10%)	(0.09%)
	Other[(1)]	0.19%	(0.65%)	(0.23%)	(0.15%)	0.50%
	Current quarter annualized GAAP return (loss) on average equity	29.02%	25.84%	(102.17%)	31.20%	(19.32%)
Annualized Core Return on Average Equity (excluding PAA)*	Prior quarter annualized core return on average equity (excluding PAA) *	12.82%	9.27%	10.56%	8.85%	9.94%
	Quarter-over-quarter changes in contribution:					
	Coupon income	(2.71%)	(7.00%)	0.88%	(1.36%)	1.67%
	Net amortization of premiums (excluding PAA)	0.54%	2.48%	(2.68%)	0.09%	(1.98%)
	Interest expense and net interest component of interest rate swaps	2.49%	6.96%	0.30%	2.72%	(0.61%)
	TBA dollar roll income and CMBX coupon income	0.32%	1.68%	0.31%	0.56%	(0.44%)
	Other[(2)]	0.33%	(0.57%)	(0.10%)	(0.30%)	0.27%
	Current quarter core return on annualized average equity (excluding PAA) *	13.79%	12.82%	9.27%	10.56%	8.85%

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

11

Residential Investments & TBA Derivative Overview as of September 30, 2020

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Weighted Avg. Years to Maturity	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$3,388,717	5.0%	2.78%	101.6%	107.6%	16.4%	$3,645,805
20 years	2,829,626	4.2%	3.15%	103.3%	106.9%	18.6%	3,026,079
>=30 years [2]	61,564,347	90.8%	3.72%	104.9%	110.2%	23.0%	67,818,262
Total/Weighted Avg.	$67,782,690	100.0%	3.65%	104.6%	109.9%	22.7%	$74,490,146

TBA Contracts							
Type	Notional Value	% [4]	Weighted Avg. Coupon	Implied Cost Basis			Implied Market Value
15-year	$2,003,000	9.9%	2.06%	$2,077,929			$2,083,118
30-year	18,291,000	90.1%	2.34%	18,994,110			19,006,437
Total/Weighted Avg.	$20,294,000	100.0%	2.31%	$21,072,039			$21,089,555

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$429,712	77.6%	3.13%	100.9%	105.4%	27.5%	$452,953
25 - 40 months	42,976	7.8%	2.53%	99.0%	103.9%	42.3%	44,650
41 - 60 months	39,341	7.1%	2.94%	101.0%	105.8%	49.0%	41,616
61 - 90 months	41,542	7.5%	3.00%	101.2%	106.1%	48.6%	44,076
Total/Weighted Avg.	$553,571	100.0%	3.06%	100.8%	105.4%	32.5%	$583,295

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.
12

Residential Investments & TBA Derivative Overview as of September 30, 2020 (continued)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$1,154,252	37.5%	3.37%	14.7%	8.4%	25.0%	$96,523
Inverse interest-only	1,927,272	62.5%	5.95%	22.4%	19.1%	23.7%	368,853
Total/Weighted Avg.	$3,081,524	100.0%	4.98%	19.5%	15.1%	24.2%	$465,376

Mortgage Servicing Rights					
Type	Unpaid Principal Balance	Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)	Estimated Fair Value
Total/Weighted Avg.	$27,316,186	3.82%	0.24%	53	$207,985

Residential Credit Portfolio						
Sector	Current Face / Notional Value	% (2)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer	$463,482	8.4%	4.41%	99.1%	88.8%	$411,538
Alt-A	104,381	1.9%	3.70%	80.6%	87.1%	90,954
Prime	184,166	3.8%	4.17%	94.8%	101.1%	186,178
Prime Interest-only	237,377	0.1%	0.46%	1.0%	0.5%	1,191
Subprime	131,194	2.5%	1.05%	84.9%	91.1%	119,547
NPL/RPL	284,699	5.8%	4.18%	99.3%	99.0%	281,869
Prime Jumbo	39,666	0.7%	3.82%	87.1%	91.3%	36,204
Prime Jumbo Interest-only	366,870	—%	0.36%	2.0%	0.5%	1,659
Residential Mortgage Loans	3,666,420	76.8%	4.88%	100.9%	102.1%	3,741,638
Total/Weighted Avg.	$5,478,255	100.0%	4.65%			$4,870,778

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.
13

Residential Credit Investments Detail as of September 30, 2020[1]

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure: Senior	Payment Structure: Subordinate	Investment Characteristics: Coupon	Investment Characteristics: Credit Enhancement	Investment Characteristics: 60+ Delinquencies	Investment Characteristics: 3M VPR
Agency Credit Risk Transfer	$397,665	$—	$397,665	4.37%	0.99%	4.78%	41.13%
Private Label Credit Risk Transfer	13,873	—	13,873	5.60%	—%	4.69%	33.94%
Alt-A	90,954	26,379	64,575	3.70%	8.32%	19.13%	16.44%
Prime	186,178	28,640	157,538	4.17%	8.75%	12.83%	22.26%
Prime Interest-only	1,191	1,191	—	0.46%	—%	6.20%	40.34%
Subprime	119,547	66,303	53,244	1.05%	8.97%	20.96%	5.93%
Re-Performing Loan Securitizations	273,393	142,960	130,433	4.19%	33.47%	22.24%	5.40%
Non-Performing Loan Securitizations	8,476	8,476	—	3.67%	31.00%	83.41%	—%
Prime Jumbo	36,204	—	36,204	3.82%	2.23%	4.99%	50.31%
Prime Jumbo Interest-only	1,659	1,659	—	0.36%	—%	3.91%	48.78%
Total [2]	$1,129,140	$275,608	$853,532	3.87%	11.34%	13.55%	23.43%

Product	Estimated Fair Value	Bond Coupon: ARM	Bond Coupon: Fixed	Bond Coupon: Floater	Bond Coupon: Interest Only
Agency Credit Risk Transfer	$397,665	$—	$—	$397,665	$—
Private Label Credit Risk Transfer	13,873	—	—	13,873	—
Alt-A	90,954	28,251	47,803	14,900	—
Prime	186,178	29,866	130,153	26,159	—
Prime Interest-only	1,191	—	—	—	1,191
Subprime	119,547	—	3,975	115,415	157
Re-Performing Loan Securitizations	273,393	—	273,393	—	—
Non-Performing Loan Securitizations	8,476	—	8,476	—	—
Prime Jumbo	36,204	—	36,204	—	—
Prime Jumbo Interest-only	1,659	—	—	—	1,659
Total	$1,129,140	$58,117	$500,004	$568,012	$3,007

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.
14

Commercial Real Estate Overview as of September 30, 2020

Unaudited, dollars in thousands

Investment Portfolio	Number of Investments	GAAP Book Values	GAAP % of Portfolio	Weighted Avg LTV (1)	Weighted Avg Life (years) (2)	Non-GAAP Economic Interest (3)	Non-GAAP Levered Return (4)
Loans							
Senior Mortgages	18	$450,177	10.1%	75.9%	3.5	$209,263	9.0%
Mezzanine Loans	11	123,327	2.8%	74.2%	2.1	48,790	7.6%
Total Loans	29	573,504	12.9%	75.5%	3.2	258,053	8.7%
Securities							
CMBS (Credit)	2	31,139	0.7%	62.3%	5.6	11,335	19.1%
SASB	14	23,539	0.5%	64.7%	4.1	4,714	12.2%
Total Securities	16	$54,678	1.2%	63.3%	4.9	$16,049	17.2%
Assets transferred or pledged to securitization vehicles							
NLY 2019 - FL2	25	802,855	17.9%	84.3%	2.8	173,438	16.3%
NLY 2019 - OAKS	1	80,100	1.8%	74.0%	4.3	14,960	23.6%
Commercial Trusts	64	2,174,118	48.6%	47.1%	4.4	128,865	9.0%
Total Assets transferred or pledged to securitization vehicles	90	$3,057,073	68.3%	57.6%	4.0	$317,263	13.7%
Total Debt Investments	135	$3,685,255	82.4%	60.4%	3.8	$591,365	11.6%
Equity Investments							
Real Estate Held for Investment	46	681,512	15.2%			302,162	10.2%
Investment in Unconsolidated Joint Ventures (5)	32	109,085	2.4%			167,197	10.9%
Total Equity Investments	78	790,597	17.6%			469,359	10.4%
Total Investment Portfolio	213	$4,475,852	100.0%			$1,060,724	11.2%

Derivatives	Net Notional	Range of Ratings	Implied Market Value	Net Weighted Average Coupon
CMBX (6)	$499,000	AAA to BBB-	$471,918	1.2%

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

15

Middle Market Lending Overview as of September 30, 2020

Unaudited, dollars in thousands

Industry Dispersion	
Industry	Total [1]
Computer Programming, Data Processing & Other Computer Related Services	409,644
Management and Public Relations Services	257,404
Industrial Inorganic Chemicals	141,941
Public Warehousing and Storage	124,836
Engineering, Architectural, and Surveying	110,984
Metal Cans & Shipping Containers	110,478
Offices and Clinics of Doctors of Medicine	104,064
Surgical, Medical, and Dental Instruments and Supplies	99,444
Electronic Components & Accessories	78,114
Insurance Agents, Brokers and Services	68,577
Telephone Communications	58,233
Miscellaneous Health and Allied Services, not elsewhere classified	52,307
Miscellaneous Equipment Rental and Leasing	49,589
Electric Work	41,170
Medical and Dental Laboratories	40,477
Research, Development and Testing Services	29,648
Metal Forgings and Stampings	29,390
Home Health Care Services	28,914
Motor Vehicles and Motor Vehicle Parts and Supplies	28,545
Legal Services	26,420
Petroleum and Petroleum Products	24,709
Grocery Stores	22,937
Coating, Engraving and Allied Services	19,456
Schools and Educational Services, not elsewhere classified	19,325
Chemicals & Allied Products	14,595
Miscellaneous Business Services	12,953
Drugs	12,952
Mailing, Reproduction, Commercial Art and Photography, and Stenographic	12,879
Machinery, Equipment, and Supplies	12,080
Miscellaneous Plastic Products	9,940
Offices and Clinics of Other Health Practitioners	9,873
Total	$2,061,878

Size Dispersion		
Position Size	Amount	Percentage
$0 - $20 million	$233,085	11.3%
$20 - $40 million	419,031	20.3%
$40 - $60 million	331,958	16.1%
Greater than $60 million	1,077,804	52.3%
Total	$2,061,878	100.0%

Tenor Dispersion		
Remaining Term	Amount	Percentage
One year or less	$40,428	2.0%
One to three years	346,414	16.8%
Three to five years	712,705	34.6%
Greater than five years	962,331	46.6%
Total	$2,061,878	100.0%

Lien Position	Amount	Percentage
First lien loans	$1,320,115	64.0%
Second lien loans	741,763	36.0%
Total	$2,061,878	100.0%

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.
16

Hedging and Liabilities as of September 30, 2020

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity	Current Notional (1)(2)	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity(3)
0 to 3 years	$ 17,816,700	0.14 %	0.41 %	2.27
> 3 to 6 years	7,255,000	0.69 %	0.09 %	3.87
> 6 to 10 years	5,806,500	1.43 %	0.65 %	8.09
Greater than 10 years	1,349,000	2.90 %	0.39 %	21.85
Total / Weighted Avg.	$ 32,227,200	0.91 %	0.48 %	4.51

Interest Rate Swaptions

Type	Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$ 6,550,000	1.29 %	3M LIBOR	10.60	7.97
Long Receive	$ 250,000	1.66 %	3M LIBOR	10.27	3.20

Futures Positions

Type	Long Contracts	Short Contracts	Net Positions	Weighted Avg. Years to Maturity
U.S. Treasury Futures - 10 year & Greater	$ —	$ (2,822,800)	$ (2,822,800)	6.90

Repurchase Agreements and Other Secured Financing

Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$ 26,594,431	0.34 %
30 to 59 days	8,644,191	0.51 %
60 to 89 days	9,702,860	0.33 %
90 to 119 days	5,529,035	0.73 %
Over 120 days(4)	15,024,303	0.55 %
Total / Weighted Avg.	$ 65,494,820	0.44 %

Total Indebtedness

	Principal Balance	Weighted Average Rate At Period End	Weighted Average Rate For the Quarter	Days to Maturity(5)
Repurchase agreements	$ 64,633,447	0.42 %	0.44 %	72
Other secured financing	861,373	2.23 %	2.56 %	1,432
Debt issued by securitization vehicles	6,027,847	2.15 %	2.03 %	9,336
Mortgages payable	513,182	3.99 %	3.95 %	4,174
Total indebtedness	$ 72,035,849			

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of September 30, 2020 and June 30, 2020
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of September 30, 2020		As of June 30, 2020	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value[2]	Estimated Change as a % of NAV[2][3]	Estimated Percentage Change in Portfolio Value[2]	Estimated Change as a % of NAV[2][3]
(75)	—%	(0.3%)	—%	(0.2%)
(50)	0.1%	0.7%	0.1%	0.9%
(25)	0.2%	1.5%	0.3%	1.7%
25	(0.1%)	(0.9%)	(0.1%)	(0.9%)
50	(0.3%)	(2.1%)	(0.3%)	(2.3%)
75	(0.6%)	(3.9%)	(0.6%)	(4.2%)

MBS Spread Sensitivity [1]

	As of September 30, 2020		As of June 30, 2020	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]
(25)	1.4%	8.9%	1.3%	8.8%
(15)	0.9%	5.3%	0.8%	5.3%
(5)	0.3%	1.8%	0.3%	1.8%
5	(0.3%)	(1.7%)	(0.3%)	(1.7%)
15	(0.8%)	(5.2%)	(0.8%)	(5.2%)
25	(1.4%)	(8.7%)	(1.3%)	(8.7%)

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

18

Appendix

Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings (excluding PAA), or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP core earnings (excluding PAA) for the quarters ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, is provided on page 8 of this financial summary. Core earnings (excluding PAA), a non-GAAP measure, is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-core income (loss) items) and excludes (g) the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities ("PAA"). © Copyright 2020 Annaly Capital Management, Inc. All rights reserved. 20

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Premium Amortization Reconciliation					
Premium amortization expense	$248,718	$270,688	$616,937	$171,447	$376,306
Less:					
PAA cost (benefit)	33,879	51,742	290,722	(83,892)	117,152
Premium amortization expense (excluding PAA)	$214,839	$218,946	$326,215	$255,339	$259,154
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$562,443	$584,812	$555,026	$1,074,214	$919,299
PAA cost (benefit)	33,879	51,742	290,722	(83,892)	117,152
Interest income (excluding PAA) *	$596,322	$636,554	$845,748	$990,322	$1,036,451
Economic Interest Expense Reconciliation					
GAAP interest expense	$115,126	$186,032	$503,473	$620,058	$766,905
Add:					
Net interest component of interest rate swaps	62,529	64,561	13,980	(45,221)	(88,466)
Economic interest expense *	$177,655	$250,593	$517,453	$574,837	$678,439
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$596,322	$636,554	$845,748	$990,322	$1,036,451
Less:					
Economic interest expense *	177,655	250,593	517,453	574,837	678,439
Economic net interest income (excluding PAA) *	$418,667	$385,961	$328,295	$415,485	$358,012

** Represents a non-GAAP financial measure.*

ANNALY
© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.
21

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Economic Metrics (excluding PAA)					
Average interest earning assets	$83,286,119	$84,471,839	$116,063,895	$121,801,951	$127,207,668
Interest income (excluding PAA) *	$596,322	$636,554	$845,748	$990,322	$1,036,451
Average yield on interest earning assets (excluding PAA) *	2.86%	3.01%	2.91%	3.25%	3.26%
Average interest bearing liabilities	$74,901,128	$76,712,894	$107,029,466	$111,873,379	$116,391,094
Economic interest expense *	177,655	250,593	517,453	574,837	678,439
Average economic cost of interest bearing liabilities *	0.93%	1.29%	1.91%	2.01%	2.28%
Economic net interest income (excluding PAA)*	$418,667	$385,961	$328,295	$415,485	$358,012
Net interest spread (excluding PAA) *	1.93%	1.72%	1.00%	1.24%	0.98%
Interest income (excluding PAA) *	$596,322	$636,554	$845,748	$990,322	$1,036,451
TBA dollar roll income and CMBX coupon income	114,092	97,524	44,904	36,901	15,554
Interest expense	(115,126)	(186,032)	(503,473)	(620,058)	(766,905)
Net interest component of interest rate swaps	(62,529)	(64,561)	(13,980)	45,221	88,466
Subtotal	$532,759	$483,485	$373,199	$452,386	$373,566
Average interest earning assets	$83,286,119	$84,471,839	$116,063,895	$121,801,951	$127,207,668
Average TBA contract and CMBX balances	20,429,935	18,628,343	9,965,142	6,878,502	9,248,502
Subtotal	$103,716,054	$103,100,182	$126,029,037	$128,680,453	$136,456,170
Net interest margin (excluding PAA) *	2.05%	1.88%	1.18%	1.41%	1.10%

** Represents a non-GAAP financial measure.*

ANNALY

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

22

Endnotes

Page 2

(1) Net of dividends on preferred stock.
(2) Debt consists of repurchase agreements, other secured financing, securitized debt and mortgages payable. Certain credit facilities (included within other secured financing), securitized debt and mortgages payable are non-recourse to the Company.
(3) Computed as the sum of recourse debt, cost basis of to be announced ("TBA") derivatives and credit derivatives referencing the commercial mortgage-backed securities index ("CMBX") derivatives outstanding and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Securitized debt, certain credit facilities (included within other secured financing) and mortgages payable are non-recourse to the Company and are excluded from this measure.
(4) Computed as the ratio of total equity to total assets (inclusive of total market value of TBA derivatives and CMBX positions and exclusive of securitized debt of consolidated variable interest entities ("VIEs")).
(5) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances.
(6) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA).
(7) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of GAAP interest expense and the net interest component of interest rate swaps.
(8) Excludes costs incurred in connection with securitizations of residential whole loans for the quarter ended September 30, 2020 and excludes costs incurred in connection with the Internalization and costs incurred in connection with the CEO search process for the quarter ended June 30, 2020.

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(1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Utilizes an actual/360 factor.
(3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate was 0.44%, 0.79%, 1.77%, 2.10% and 2.53% and the period-end rate was 0.42%, 0.49%, 1.23%, 2.03% and 2.48% for the quarters ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively.

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(4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing and cost basis of TBA derivatives outstanding; excludes MSRs and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities.

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(1) Includes GAAP interest expense and the net interest component of interest rate swaps.
(2) Net of dividends on preferred stock. The quarter ended September 30, 2019 excludes cumulative and undeclared dividends of $0.3 million on the Company's Series I Preferred Stock as of June 30, 2019.

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(1) Includes dividend equivalents on share-based awards.

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(1) Includes $0.2 million, $3.8 million and $0.7 million loss provision on the Company's unfunded loan commitments as of September 30, 2020, June 30, 2020 and March 31, 2020, respectively, which is reported in Other income (loss) in the Company's Consolidated Statement of Comprehensive Income (Loss).
(2) Amount includes depreciation and amortization expense related to equity method investments.
(3) The Company excludes non-core (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss).
(4) The quarter ended September 30, 2020 includes costs incurred in connection with securitizations of residential whole loans. The quarter ended June 30, 2020 includes costs incurred in connection with the Internalization and costs incurred in connection with the CEO search process. The quarter ended March 31, 2020 includes costs incurred in connection with securitizations of Agency mortgage-backed securities and residential whole loans as well as costs incurred in connection with the Internalization and costs incurred in connection with the CEO search process. The quarter ended December 31, 2019 includes costs incurred in connection with securitizations of Agency mortgage-backed securities and residential whole loans. The quarter ended September 30, 2019 includes costs incurred in connection with a securitization of residential whole loans.
(5) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on other derivatives. CMBX coupon income totaled $1.5 million, $1.6 million, $1.2 million, $1.3 million and $1.5 million for the quarters ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019.
(6) MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company's MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value.
(7) The quarter ended September 30, 2019 excludes cumulative and undeclared dividends of $0.3 million on the Company's Series I Preferred Stock as of June 30, 2019.

ANNALY

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Endnotes (continued)

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(1) Represents the opening adjustment to retained earnings upon adoption of Accounting Standards Update 2016-13 Financial instruments - Credit losses (Topic 326): Measurement of credit losses on financial instruments, commonly referred to as CECL.

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(1) Includes other income (loss), general and administrative expenses and income taxes.
(2) Includes other income (loss) (excluding non-core items), MSR amortization (a component of Net unrealized gains (losses) on instruments measured at fair value through earnings), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-core income tax).

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(1) Includes Agency-backed multifamily securities with an estimated fair value of $2.1 billion ($0.6 billion of which have been transferred or pledged to securitization vehicles).
(2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $152.5 million.
(3) Weighted by current face value.
(4) Weighted by current notional value.

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(1) Weighted by current notional value.
(2) Weighted by estimated fair value.

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(1) Excludes residential mortgage loans.
(2) Total investment characteristics exclude interest-only securities.

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(1) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date or at the time of underwriting.
(2) Maturity dates assume all of the borrowers' extension options are exercised for the loan portfolio.
(3) Economic interest is a non-GAAP measure to include gross asset values less related financings. Equity investments are adjusted to exclude depreciation and amortization and grosses up real estate investments accounted for under equity method accounting.
(4) Levered returns for equity investments comprise a trailing twelve-month ("TTM") distribution yield for joint venture investments and core return for wholly owned properties.
(5) Includes investment in unconsolidated debt fund of $48.5 million, investments in Community Investment Impact Funds of $26.6 million and a portfolio of real estate properties of $34.0 million.
(6) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on other derivatives.

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(1) All Middle Market Lending positions are floating rate.

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(1) Current notional is presented net of receiver swaps.
(2) As of September 30, 2020, 12%, 77% and 11% of the Company's interest rate swaps were linked to LIBOR, the Federal funds rate and the Secured Overnight Financing Rate, respectively.
(3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed.
(4) Approximately 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year.
(5) Determined based on estimated weighted average lives of the underlying debt instruments.

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(1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates.
(2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments.
(3) Net asset value ("NAV") represents book value of common equity.

ANNALY®
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